June 9, 1999

VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  AUSA Life Insurance Company, Inc. Separate Account B
     File No. 333-65151, 333-65131, 811-6298, CIK 0000874235
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on June 4, 1999, Vanguard Variable Insurance Fund filed its semi-annual report with the Commission via Edgar (CIK:
000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/  Gregory E. Miller-Breetz

Gregory E. Miller-Breetz
Assistant General Counsel